INCOME TAXES	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

14 — INCOME TAXES

Our deferred income tax liabilities and assets reflect temporary differences between amounts of assets and liabilities for financial and tax reporting. We adjust our deferred income tax liabilities and assets, as appropriate, to reflect changes in tax rates expected to be in effect when the temporary differences reverse. We establish a valuation allowance to offset any deferred income tax assets if, based on the available evidence, it is more likely than not that some or all of the deferred income tax assets will not be realized. We recognize uncertain income tax positions taken or expected to be taken on tax returns at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. As of March 31, 2016 and 2015, no such uncertain income tax benefits were recognized.
The Company has cumulative domestic net operating losses of $(27.6) million and $(12.7) million as of March 31, 2016 and 2015, respectively. The net operating loss carryover begins to expire in 2026 through 2034.

	2016	2015
Warrants	$1,787,277	$1,628,402
Net operating loss carryovers	12,164,076	5,681,218
Development stage losses	0	330,143
Residual portfolio amortization	0	641,147
Management equity awards	765,141	351,651
Fixed Assets	0	(23,990)
Intangibles	0	2,437
Goodwill	0	685,665
Total deferred tax assets	14,716,494	9,296,673
Valuation allowance	(14,716,494)	(9,296,673)
Net deferred tax asset	$0	$0
For fiscal year ending March 31, 2016 and 2015, there were no current or deferred tax expenses due to a full valuation allowance. The losses before income taxes and equity investment loss at the 34% federal statutory and foreign (India) tax rate reconciles to our tax provisions:

	2016			2015
	Domestic	Foreign	Total	Domestic	Foreign	Total
Loss from continuing operations, before income taxes	$(14,957,688)	$(4,638,370)	$(17,663,164)	$(7,391,630)	$(3,950,444)	$(11,342,074)
Income tax benefit at statutory rate	(5,085,614)	(1,577,046)	(6,662,660)	(2,513,154)	(1,343,151)	(3,856,305)
Equity investment adjustment	1,305,093		1,305,093	126,660	0	126,660
Items not deductible for tax purposes	7,914		7,914	20,951	0	20,951
Change in valuation allowance	3,772,607	1,655,161	5,427,768	2,365,543	0	2,365,543
Rate difference in foreign jurisdiction	0	(63,288)	(63,288)	0	1,570,327	1,570,327
Income tax expense	$0	$14,827	$14,827	$0	$227,176	$227,176
Prior to the DPPL acquisition on January 7, 2014, the Company owned 49.9% of DPPL, a loss company at the time of the acquisition. As a result of this acquisition we obtained certain foreign net operating losses. In the U.S., loss carryforwards are subject to IRC Section 382 of the Code which may limit the amount of taxable income that can be offset by NOL carryforwards after a change in control (generally greater than 50% change in ownership). We do not expect the IRC Section 382 limitation to materially impact the deferred tax asset as it relates to the NOL. The provision for income taxes is due entirely to MMPL and is payable to the Indian Government.